As filed with the Securities and Exchange Commission on March 3, 2010
Registration No. 333-164903

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TreeHouse Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	20-2311383
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
See “Table of Additional Subsidiary Guarantors” on the next page
Two Westbrook Corporate Center, Suite 1070
Westchester, Illinois 60154
(708) 483-1300
(Address, including zip code, and telephone number, including area code, of Registrants’ principal executive offices)

Thomas E. O’Neill, Esq.
General Counsel, Senior Vice President and Chief Administrative Officer
TreeHouse Foods, Inc.
Two Westbrook Corporate Center, Suite 1070
Westchester, Illinois 60154
(708) 483-1300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Bruce A. Toth, Esq.
Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois 60601
(312) 558-5600

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant General Instruction I.D. filed in register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☑
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
		Maximum	Maximum
		Offering	Aggregate	Amount of
Title of Each Class of Securities	Amount to be	Price	Offering	Registration
to be Registered	Registered(1)	Per Unit(1)	Price(1)	fee(2)
Common Stock(3)	—	—	—	—
Preferred Stock	—	—	—	—
Debt Securities	—	—	—	—
Warrants to purchase debt securities, common stock or preferred stock	—	—	—	—
Subscription Rights
Stock Purchase Contracts	—	—	—	—
Stock Purchase Units	—	—	—	—
Guarantees of Debt Securities(4)
Total	—	—	—	—

(1)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into, or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares.

(2)	In accordance with Rules 456(b) and 457(r) under the Securities Act at 1933, as amended (the “Securities Act”), TreeHouse Foods, Inc. is deferring payment of all of the registration fee.

(3)	Each share of common stock includes a right to purchase preferred stock as described in the Rights Agreement dated June 27, 2005 between TreeHouse Foods, Inc. and The Bank of New York Mellon, as Rights Agent.

(4)	Includes guarantees by domestic subsidiaries of TreeHouse Foods, Inc. of some or all debt securities. Pursuant to Rule 457(n) of the Securities Act, no separate fee is payable with respect to guarantees of the debt securities being registered.

TABLE OF ADDITIONAL SUBSIDIARY GUARANTORS

State or Other
Jurisdiction of
	Incorporation or	I.R.S. Employer
Exact Name of Registrant as Specified in its Charter	Organization	Identification No.
Sturm Foods, Inc.(1)	Wisconsin	39-0965336

(1)	Registrant’s address is Two Westbrook Corporate Center, Suite 1070, Westchester, Illinois 60154. Telephone: (708) 483-1300

EXPLANATORY NOTE
     This Registration Statement on Form S-3 (Registration Statement No. 333-164903) of TreeHouse Foods, Inc. and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to add Sturm Foods, Inc. as a co-registrant that is, or may potentially be, a guarantor of some or all of the Debt Securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II
ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS
ITEM 16. EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-5.(B)
EX-23.(A)
EX-23.(B)

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     The following is an estimate, subject to future contingencies of the expenses to be incurred by the Registrant in connection with the issuance and distribution of the securities being registered:

Amount to be paid
Registration fee*	$
Legal fees and expenses**
Trustee fees and expenses**
Accounting fees and expenses**
Printing fees**
Rating agency fees**
Miscellaneous**

Total	$

*	Deferred in accordance with Rule 456(b) and 457(r) of the Securities Act of 1933, as amended.

**	Estimated expenses are not currently known.
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS
     Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit.
     Our certificate of incorporation includes a provision that eliminates the personal liability of our directors to us and our stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent prohibited by the DGCL.
     Section 145 of the DGCL provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal proceeding, if such person had no reasonable cause to believe his conduct was unlawful; provided that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that such indemnification is proper under the circumstances.
     Our certificate of incorporation provides that we will indemnify any person who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by us or in our right), by reason of the fact that such person is, was or had agreed to become a director or officer of us or is or was serving or had agreed to serve at our request as a director, officer, partner, employee or trustee of, or in another similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection therewith, provided that such person acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
     Our certificate of incorporation also provides that we will indemnify any person who was or is made or is threatened to be made a party to any threatened, pending or completed action or suit by us or in our right, by reason of the fact that such person is, was or had agreed to become a director or officer of us or is or was serving or had agreed to serve at our request as a director, officer, partner, employee or trustee of, or in another similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection therewith, provided that such person acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, our best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to us, unless, and only to the extent, that the Court of Chancery of Delaware determines upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) the Court of Chancery of Delaware deems proper.
     Our certificate of incorporation also provides that we shall pay the expenses incurred by a director or officer in defending any such proceeding in advance of its final disposition, subject to such person providing us with certain undertakings.
     The indemnification provisions contained in our certificate of incorporation are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.
     We maintain directors and officers liability insurance providing coverage to our directors and officers, as authorized by our certificate of incorporation.
ITEM 16. EXHIBITS

Exhibit
Number	Document Description	Form of Filing
1(a)	Form of Underwriting Agreement (to be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering of securities).	Incorporated by Reference

1(b)	Purchase Agreement, dated February 19, 2010, among the Company, the Subsidiary Guarantors party thereto, Banc of America Securities LLC and Wells Fargo Securities, LLC (incorporated by reference to our Current Report on Form 8-K filed with the SEC on February 24, 2010).	Incorporated by Reference

1(c)	Purchase Agreement, dated February 23, 2010, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (incorporated by reference to our Current Report on Form 8-K filed with the SEC on February 24, 2010).	Incorporated by Reference

4(a)	Restated Certificate of Incorporation of TreeHouse Foods, Inc., as amended on April 30, 2009 (incorporated by reference to Exhibit 3.1 to our Annual Report on Form 10-K filed with the SEC on February 16, 2010).	Incorporated by Reference

4(b)	Amended and Restated By-Laws of TreeHouse Foods, Inc. (incorporated by reference to Exhibit 3.2 to our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2009).	Incorporated by Reference

Exhibit
Number	Document Description	Form of Filing
4(c)	Form of TreeHouse Foods, Inc. Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to our Registration Statement on Form 10 filed with the SEC on June 9, 2005).	Incorporated by Reference

4(d)	Rights Agreement between TreeHouse Foods, Inc. and The Bank of New York Mellon (f/k/a The Bank of New York), as rights agent (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K dated June 28, 2005).	Incorporated by Reference

4(e)	Form of Certificate of Designation of Series A Junior Participating Preferred Stock (included as part of Exhibit 4(d)).	Incorporated by Reference

4(f)	Form of Rights Certificate (included as part of Exhibit 4(d)).	Incorporated by Reference

4(g)	Indenture, dated March 2, 2010, among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).	Incorporated by Reference

4(h)	Form of Subordinated Indenture among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee.	Previously Filed as Exhibit to Registration Statement

4(i)	First Supplemental Indenture, dated March 2, 2010, among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).	Incorporated by Reference

4(j)	Second Supplemental Indenture, dated March 2, 2010, among the Registrant, Sturm Foods, Inc., the other Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).	Incorporated by Reference

5(a)	Opinion of Winston & Strawn LLP, dated February 16, 2010.	Previously Filed as Exhibit to Registration Statement

5(b)	Opinion of Winston & Strawn LLP, dated March 2, 2010.	Electronic Transmission

12	Computation of ratio of earnings to fixed charges.	Previously Filed as Exhibit to Registration Statement

23(a)	Consent of Deloitte & Touche LLP.	Electronic Transmission

23(b)	Consent of Grant Thornton LLP	Electronic Transmission

23(c)	Consent of Winston & Strawn LLP (included as part of Exhibits 5(a) and 5(b)).	Electronic Transmission

24(a)	Powers of Attorney (included on the signature pages to Registration Statement).	Previously Filed as Exhibit to Registration Statement

24(b)	Power of Attorney (included on the signature page to Post-Effective Amendment No. 1 to Registration Statement).	Electronic Transmission

25(a)	Form T-1, Statement of Eligibility and Qualification of Wells Fargo Bank, National Association, as Trustee under the Indenture.	Previously Filed as Exhibit to Registration Statement

Exhibit
Number	Document Description	Form of Filing
25(b)	Form T-1, Statement of Eligibility and Qualification of Wells Fargo Bank, National Association, as Trustee under the Subordinated Indenture.	Previously Filed as Exhibit to Registration Statement
ITEM 17. UNDERTAKINGS
(a)	The undersigned Registrant hereby undertakes:
     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
     (A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
     (B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
     (5) That for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duty authorized, in the City of Westchester, State of Illinois, on March 2, 2010.

TreeHouse Foods, Inc.
/s/ Dennis F. Riordan
By: Dennis F. Riordan
Its: Senior Vice President and Chief Financial Officer

POWERS OF ATTORNEY
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ * Sam K. Reed	March 2, 2010	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Dennis F. Riordan Dennis F. Riordan	March 2, 2010	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Accounting Officer)

/s/ * George V. Bayly	March 2, 2010	Director

/s/ * Diana S. Ferguson	March 2, 2010	Director

/s/ * Dennis F. O’Brien	March 2, 2010	Director

/s/ * Frank J. O’Connell	March 2, 2010	Director

/s/ * Ann M. Sardini	March 2, 2010	Director

/s/ * Gary D. Smith	March 2, 2010	Director

/s/ * Terdema L. Ussery, II	March 2, 2010	Director

/s/ * David B. Vermylen	March 2, 2010	President, Chief Operating Officer and Director

*By:	/s/ Dennis F. Riordan Dennis F. Riordan, as Attorney-in-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duty authorized, in the City of Westchester, State of Illinois, on March 2, 2010.

Bay Valley Foods, LLC
/s/ *
By: David B. Vermylen
Its: Chief Executive Officer

POWERS OF ATTORNEY
     KNOWN ALL PERSONS BY THESE PRESENTS, that the individuals whose signature appears below hereby constitute and appoint Sam K. Reed , Dennis F. Riordan and David B. Vermylen, and each of them severally, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place, and stead in any and all capacities to sign any and all amendments (including post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ * David B. Vermylen	March 2, 2010	Chief Executive Officer

/s/ Dennis F. Riordan Dennis F. Riordan	March 2, 2010	Senior Vice President & Treasurer (Principal Financial Officer)

TreeHouse Foods, Inc.	March 2, 2010	Sole Member

/s/ Dennis F. Riordan By: Dennis F. Riordan
Its: Senior Vice President and Chief
Financial Officer

*By:	/s/ Dennis F. Riordan Dennis F. Riordan, as Attorney-in-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duty authorized, in the City of Westchester, State of Illinois, on March 2, 2010.

EDS Holdings LLC
/s/ *
By: Sam K. Reed
Its: President and Chief Executive Officer

POWERS OF ATTORNEY
     KNOWN ALL PERSONS BY THESE PRESENTS, that the individuals whose signature appears below hereby constitute and appoint Sam K. Reed , Dennis F. Riordan and David B. Vermylen, and each of them severally, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place, and stead in any and all capacities to sign any and all amendments (including post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ * Sam K. Reed	March 2, 2010	President and Chief Executive Officer

/s/ Dennis F. Riordan Dennis F. Riordan	March 2, 2010	Chief Financial Officer (Principal Financial Officer)

/s/ * Thomas E. O’Neill	March 2, 2010	Sole Manager

*By:	/s/ Dennis F. Riordan Dennis F. Riordan, as Attorney-in-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duty authorized, in the City of Westchester, State of Illinois, on March 2, 2010.

Sturm Foods, Inc.
/s/ Eric Beringuase
By: Eric Beringause
Its: President and Chief Executive Officer

POWERS OF ATTORNEY
     KNOWN ALL PERSONS BY THESE PRESENTS, that the individuals whose signature appears below hereby constitute and appoint Sam K. Reed , Dennis F. Riordan and David B. Vermylen, and each of them severally, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place, and stead in any and all capacities to sign any and all amendments (including post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Eric Beringuase Eric Beringause	March 2, 2010	President and Chief Executive Officer

/s/ Dennis F. Riordan Dennis F. Riordan	March 2, 2010	Chief Financial Officer (Principal Financial Officer) and Director

/s/ Thomas E. O’Neill Thomas E. O’Neill	March 2, 2010	Director

EXHIBIT INDEX

Exhibit
Number	Document Description	Form of Filing

1(a)	Form of Underwriting Agreement (to be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering of securities).	Incorporated by Reference

1(b)	Purchase Agreement, dated February 19, 2010, among the Company, the Subsidiary Guarantors party thereto, Banc of America Securities LLC and Wells Fargo Securities, LLC (incorporated by reference to our Current Report on Form 8-K filed with the SEC on February 24, 2010).	Incorporated by Reference

1(c)	Purchase Agreement, dated February 23, 2010, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (incorporated by reference to our Current Report on Form 8-K filed with the SEC on February 24, 2010).	Incorporated by Reference

4(a)	Restated Certificate of Incorporation of TreeHouse Foods, Inc., as amended on April 30, 2009 (incorporated by reference to Exhibit 3.1 to our Annual Report on Form 10-K filed with the SEC on February 16, 2010).	Incorporated by Reference

4(b)	Amended and Restated By-Laws of TreeHouse Foods, Inc. (incorporated by reference to Exhibit 3.2 to our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2009).	Incorporated by Reference

4(c)	Form of TreeHouse Foods, Inc. Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to our Registration Statement on Form 10 filed with the SEC on June 9, 2005).	Incorporated by Reference

4(d)	Rights Agreement between TreeHouse Foods, Inc. and The Bank of New York Mellon (f/k/a The Bank of New York), as rights agent (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K dated June 28, 2005).	Incorporated by Reference

4(e)	Form of Certificate of Designation of Series A Junior Participating Preferred Stock (included as part of Exhibit 4(d)).	Incorporated by Reference

4(f)	Form of Rights Certificate (included as part of Exhibit 4(d)).	Incorporated by Reference

4(g)	Indenture, dated March 2, 2010, among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).	Incorporated by Reference

4(h)	Form of Subordinated Indenture among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee.	Previously Filed as Exhibit to Registration Statement

4(i)	First Supplemental Indenture, dated March 2, 2010, among the Registrant, the Subsidiary Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).	Incorporated by Reference

4(j)	Second Supplemental Indenture, dated March 2, 2010, among the Registrant, Sturm Foods, Inc., the other Subsidiary Guarantors party	Incorporated by Reference

Exhibit
Number	Document Description	Form of Filing
thereto, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 of our Current Report on Form 8-K filed with the SEC on March 3, 2010).

5(a)	Opinion of Winston & Strawn LLP, dated February 16, 2010.	Previously Filed as Exhibit to Registration Statement

5(b)	Opinion of Winston & Strawn LLP, dated March 2, 2010.	Electronic Transmission

12	Computation of ratio of earnings to fixed charges.	Previously Filed as Exhibit to Registration Statement

23(a)	Consent of Deloitte & Touche LLP.	Electronic Transmission

23(b)	Consent of Grant Thornton LLP	Electronic Transmission

23(c)	Consent of Winston & Strawn LLP (included as part of Exhibits 5(a) and 5(b)).	Electronic Transmission

24(a)	Powers of Attorney (included on the signature pages to Registration Statement).	Previously Filed as Exhibit to Registration Statement

24(b)	Power of Attorney (included on the signature page to Post-Effective Amendment No. 1 to Registration Statement).	Electronic Transmission

25(a)	Form T-1, Statement of Eligibility and Qualification of Wells Fargo Bank, National Association, as Trustee under the Indenture.	Previously Filed as Exhibit to Registration Statement

25(b)	Form T-1, Statement of Eligibility and Qualification of Wells Fargo Bank, National Association, as Trustee under the Subordinated Indenture.	Previously Filed as Exhibit to Registration Statement